UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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MICHAEL JAMES ENTERPRISES, INC.

(formerly BullsnBears.com, Inc.)

(Name of Registrant As Specified in Charter)

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Michael James Enterprises, Inc.

784 Morris Turnpike, # 334

Short Hills, New Jersey  07078

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have approved the amendment of the Articles of Incorporation of the Company to increase the authorized common stock of the Company from 100,000,000 shares to 980,000,000 shares.

These actions were approved by written consent on January 26, 2017 by our Board of Directors and a majority of holders of our voting capital stock, in accordance with Delaware Corporation Act. Our directors and majority of the shareholders of our outstanding capital stock, as of the record date of January 26, 2017, have approved the changes to the Company’s Articles of Incorporation as being in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement is expected to be first mailed to you on or about February 28, 2017.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 26, 2017, THE RECORD DATE, ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTIONS.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THESE ACTIONS ARE EXPECTED TO BE EFFECTIVE ON A

DATE THAT IS AT LEAST TWENTY (20) DAYS AFTER THE MAILING OF THE DEFINITIVE INFORMATION STATEMENT TO THE SHAREHOLDERS OF RECORD.

We encourage you to read the attached Information Statement carefully for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is expected to be first being mailed or furnished to stockholders on or about February 28, 2017.

Michael James Enterprises, Inc.

784 Morris Turnpike, # 334

Short Hills, New Jersey  07078

INFORMATION STATEMENT AND NOTICE OF ACTIONS TAKEN

BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS

OF THE VOTING CAPITAL STOCK OF THE CORPORATION

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS

 AND NO STOCKHOLDERS' MEETING WILL BE HELD

 TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

GENERAL

This Information Statement is being furnished to all holders of the common stock of Michael James Enterprises, Inc. (the "Company") as of January 26, 2017 in connection with the action taken by written consent of holders of a majority of the outstanding voting power of the Company to authorize the Amendment of the Articles of Incorporation of the Company.

"We," "us," "our," the “Registrant” and the "Company" refers to Michael James Enterprises, Inc., a Delaware corporation

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the “Board”) believes that the stockholders of the Company will benefit from the amendment to the Company’s Articles of Incorporation because it will enhance shareholder value by allowing the company to acquire business assets and/or attract investors through the issuance of Common Stock or Notes convertible into Common Stock.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 980,000,000.

The Board approved the increase in the amount of the authorized common stock of the Company to 980,000,000 shares.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE

NEWLY AUTHORIZED COMMON STOCK

As of the Record Date the Company does not have sufficient authorized common stock to meet the required reserve levels for prior convertible financing done by the Company.  As of the Record Date there were 23,975,027 shares of common stock issued and outstanding.  As of the Record Date the Company was contractually required to have 83,065,301 shares held in reserve for holders of convertible notes.  Therefore, there was deficiency in maintaining the required reserve for all convertible note holders in an amount equal to 7,040,328 common shares.  Accordingly, the Company needs to increase the authorized common stock to comply with prior convertible note agreements as well as to make available additional authorized shares to be reserved for future convertible notes and other debt financing.  As of the Record Date the Company has entered into no convertible debt instruments requiring further reserve of the common stock of the Company.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 100,000,000 shares of Common Stock, par value $0.0001 per share, of which 23,975,027 shares are outstanding as of January 26, 2017.  Additionally, the Company has authorized 5,000,000 Series A Preferred Stock which have voting power (2 common votes for every share of Series A Preferred Stock)

of which 4,000 were issued and outstanding as of January 26, 2017; and 10,000,000 Series B Preferred Stock which have voting power (1,000 common votes for every share of Series B Preferred Stock) of which 1,560,000 were issued and outstanding as of January 26, 2017.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group, all of which votes were cast in favor of the actions taken herein:

Name and Address of Voting Shareholders (1)	Number of Shares Voted	Percentage Series B	Percentage Common	Percentage Total of Voting Power (2)

James Farinella	Common – 9,300,000		38.79%	0.59%
James Farinella	Series B - 660,000	42.31%	%	41.67%
Gina Morreale	Series B – 240,000	15.38%	%	15.15%
Raj Pamnani	Series B – 660,000	42.31%	%	41.67%
			%	%
All Votes Cast (3 person)		100%	38.79%	99.08%

(1)	Address of all voting shareholders is 760 Route 10, Suite 203, Whippany, New Jersey.
(2)

Percent of Class is based on 23,975,027  shares of common stock; 4,000 Shares of Series A

(which have 2 common votes per share) issued and outstanding 1,560,000 Shares of Series B

(which have 1,000 common votes per share) issued and outstanding as of January 26, 2017.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no dissenter’s right under Delaware General Corporation Law, the Company’s articles of incorporation consistent with above, or By-Laws to dissent from any of the provisions adopted in the Amendments.

VOTE REQUIRED

Pursuant to the Company's By-Laws and Delaware’s General Corporation Law, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Amendment of the Company’s Articles of Incorporation. As of the record date, the Company had 23,975,027 of the shares of common stock that are entitled to one vote each for a total of 23,975,027 votes.  Additionally, the holders of the Series A Preferred Stock are entitled to 2 common votes for every share of Series A Preferred Stock.  As of the record date, the Company had 4,000 of the shares of Series A Preferred Stock outstanding are entitled to 8,000 votes. Additionally, the holders of the Series B Preferred Stock are entitled to 1,000 common votes for every share of Series B Preferred Stock.  As of the record date, the Company had 1,560,000 of the shares of Series B Preferred Stock are entitled to 1,560,000,000 votes. The consenting stockholders voted in favor of the Amendment described herein by written consent dated January 26, 2017. Because consenting shareholders hold 9,300,000 shares of the issued and outstanding common stock representing 9,300,000 votes:, 0 shares Series A Preferred stock representing 0 votes;  1,560,000 shares Series B Preferred stock representing 1,560,000,000 votes, for a total of 1,569,300,000 votes of the capital stock (which shares are equal to 99.08% of the total issued and outstanding voting capital stock on the record date), no action is needed by the minority stockholders in connection with the Amendment.

VOTE REQUIRED FOR APPROVAL

In accordance with Section 242 of the General Corporation Law, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the majority voting power.

The Board of Directors of the Company has adopted, ratified and approved the Amendment. The securities that are entitled to vote to approve the Amendment consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on January 26, 2017, and the holders of the issued and outstanding shares of the Company’s Series A Preferred Stock outstanding on January 26, 2017, and the holders of the issued and outstanding shares of the Company’s Series B Preferred Stock outstanding on January 26, 2017, the record date for determining shareholders who are entitled to notice of, and to vote on, the proposed Amendment.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on January 26, 2017 as the record date for the determination of the common and preferred shareholders entitled to notice of the action by written consent.

As of the record date, the Company had 23,975,027 voting shares of common stock issued and outstanding. The holders of shares of common stock are entitled to one vote per share on matter to be voted upon by shareholders.

The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the Board of Directors in its discretion, out of funds legally available therefore.

Dividends on the common stock are declared by the Board of Directors. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

As of the record date, the Company had 4,000 voting shares of Series A Preferred Stock issued and outstanding. The holders of shares of Series A Preferred Stock are entitled to two votes per share, for a total of 8,000 on any matter to be voted upon by shareholders.

As of the record date, the Company had 1,560,000 voting shares of Series B Preferred Stock issued and outstanding. The holders of shares of Series B Preferred Stock are entitled to one thousand votes per share, for a total of 1,560,000,000 on any matter to be voted upon by shareholders.

Shareholders and the holders of a controlling interest equaling approximately 99.08% of the voting power of the Company, as of the record date, have consented to the proposed Amendment. The shareholders have consented to the action required to adopt the Amendment. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Amendment of the Company's Articles of Incorporation for the increase in the authorized common stock, and of those shares, or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov .

INCORPORATION OF FINANCIAL INFORMATION

We incorporate by reference our Annual Report on Form 10-K for fiscal year ended December 31, 2015 and our Quarterly Reports on Forms 10Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

Dated: February 16, 2017

By Order of the Board of Directors

/s/ James Farinella

Chief Executive Officer and Director